SunAmerica Global Balanced Fund
             (a series of SunAmerica Equity Funds)

      Supplement to the Prospectus dated January 12, 1996



     Effective April 23, 1996, Goldman Sachs Asset Management International will no longer serve as sub-adviser for the global bond component of the Global Balanced Fund (the "component"). SunAmerica Asset Management Corp., pursuant to its Investment Advisory and Management Agreement with the Trust, will assume full portfolio management responsibilities for the component.


     The first sentence of the third paragraph under the sub-heading "Portfolio Managers" on page 21 is revised as the following:

          P. Christopher Leary has served as 1) portfolio manager of the global bond component of the Global
     Balanced Fund since April 1996 and 2) assistant portfolio manager of the Balanced Assets Fund since
     June 1991.


     The seventh and eighth paragraphs under the sub-heading
"Portfolio Managers" on pages 21 and 22 of the Prospectus are deleted.




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February 29, 1996